EATON VANCE HEDGED STOCK FUND

Supplement to Summary Prospectus dated April 1, 2016 and
Prospectus dated April 1, 2016

The following replaces the table and first footnote under “Performance” in the Summary Prospectus and the table and first footnote under “Fund Summary - Performance” in the Prospectus:

Average Annual Total Return as of December 31, 2015	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-2.80%	3.15%	2.00%
Class A Return After Taxes on Distributions	-2.88%	3.00%	1.52%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-1.52%	2.76%	2.05%
Class C Return Before Taxes	1.24%	3.58%	1.99%
Class I Return Before Taxes	3.38%	4.63%	3.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.56%	7.57%
CBOE S&P 500 95-110 Collar Index (reflects no deduction for fees, expenses or taxes)	-3.97%	4.79%	----

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Class A, Class C and Class I commenced operations on February 29, 2008.  The CBOE S&P 500 95-110 Collar Index commenced operations in August 2008 and therefore Life of Fund returns are not available.  Investors cannot invest directly in an Index.

February 10, 2017	24545 2.10.17